UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): December 6, 2006


              Life Sciences Research, Inc. ("LSR" or the "Company")
             (Exact name of registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


      0-33505                                      52-2340150
---------------------------             ----------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification Number)


Mettlers Road, East Millstone, NJ                    08875
------------------------------------       -------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
                                                    ---------------


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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under  the
       Exchange Act (17 CFR 240.13e-4(c))]

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EXPLANATORY  NOTE: This Form 8-K/A amends and supplements Items 1.01 and 5.02 of the Current Report on Form 8-K filed by LSR on December 8, 2006. This amendment provides additional information with respect to the performance goals and potential costs of the employee incentive plans described below.

Item 1.01.        Entry into a Material Definitive Agreement

Item 5.02.        Compensatory Arrangements of Certain Officers

Establishment of Performance Goals for Annual and Long-Term Incentive Plans

Awards under both the Company's annual bonus plan and the long-term retention program, including the long-term incentive plan ("LTIP"), are issued under the Company's 2001 Equity Incentive Plan (the "Plan"). The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for establishing performance goals for the annual bonus plan and LTIP performance periods.

A. 2007 Annual Bonus Plan At its meeting on December 6, 2006, the Committee determined amounts that may be paid to executive officers and certain senior management members of the Company based on the achievement of varying levels of operating performance during fiscal year 2007. The Committee established three specific levels of operating margin percentage as the thresholds for payment. The awards would be paid in cash following completion of the 2007 audited financial statements showing the level of operating performance achieved, if the minimum threshold level or a higher performance level is achieved.

     The aggregate amount payable to all participants if the minimum threshold performance level is achieved is approximately $1.5 million; if the middle threshold performance level is achieved is approximately $3.0 million; and if the maximum threshold level is achieved is approximately $4.6 million. The potential ranges of payment under this plan for each of the executive officers is as follows:


     Andrew Baker, Chairman and CEO*                   $302,000 - $906,000
     Brian Cass, President and Managing Director*      $302,000 - $906,000
     Richard Michaelson, CFO                           $75,000 - $225,000
     Julian Griffiths, Director of Operations*         $75,500 - $226,500
     Mark Bibi, Secretary and General Counsel          $75,000 - $225,000

     * Payments to Messrs. Baker, Cass and Griffiths are made in UK pounds sterling. For purposes of estimating these payments in US dollars, an exchange rate of (pound)1.00 = $1.83 has been used.

B.       Long-Term Retention Program

     In order to encourage valuable members of the management team to remain with the Company over the next three years, the Committee has adopted a long-term retention program that contains two elements: the LTIP and the grant of equity.

     1.   2007 LTIP

          At its meeting on December 6, 2006, the Committee determined amounts that may be paid to executive officers and certain senior management members of the Company in respect of LTIP awards for the three-year 2007-2009 performance period. The Committee established a specified level of operating margin percentage to be achieved over any four consecutive quarters during such performance period that would trigger the payment of the awards. This threshold level of operating margin percentage is higher than the maximum level of operating margin percentage under the 2007 Bonus Plan. The awards would be paid in cash following confirmation by the Company's independent auditor that the threshold performance level had been achieved.

          The aggregate amount payable to all participants under the 2007 LTIP if the threshold performance level is achieved is approximately $5 million. The potential payments under this plan for each of the executive officers is as follows:

          Andrew Baker, Chairman and CEO*                       $1,208,000
          Brian Cass, President and Managing Director*          $1,208,000
          Richard Michaelson, CFO                                 $480,000
          Julian Griffiths, Director of Operations*               $483,000
          Mark Bibi, Secretary and General Counsel                $360,000

          * Payments to Messrs. Baker, Cass and Griffiths are made in UK pounds sterling. For purposes of estimating these payments in US dollars, an exchange rate of (pound)1.00 = $1.83 has been used.

         2.    Senior Management Stock Options/Stock Grants

               At its meeting on December 6, 2006, the Committee (a) authorized the reservation of an additional 750,000 shares of common stock for issuance under the Plan and (b) approved the grant under the Plan to members of senior management of LSR of stock options to acquire an aggregate of 480,000 shares of Common Stock, including the following grants to executive officers: options to acquire 100,000 shares to Andrew Baker, Chairman and CEO; options to acquire 100,000 shares to Brian Cass, President and Managing Director; options to acquire 50,000 shares to Julian Griffiths, Director of Operations; and options to acquire 100,000 shares to Mark Bibi, General Counsel and Secretary of LSR. The exercise price of such options was $9.95 per share, the average daily high price for the five trading days ending on the date of the December 6 Compensation Committee meeting. Such options vest one half on December 31, 2008 and one half on December 31, 2009. The Committee also approved at that meeting the grant of 50,000 shares of Common Stock to each of Richard Michaelson, CFO and Mark Bibi, General Counsel and Secretary.


Item 9.01      Financial Statements and Exhibits

         (d)      Exhibits

         10.1 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Andrew Baker. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)

         10.2 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Brian Cass. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)

         10.3 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Julian Griffiths. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)

         10.4 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Mark Bibi. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 20, 2006                 LIFE SCIENCES RESEARCH, INC.



                                          By:   /s/   Mark L. Bibi
                                                -----------------------------
                                          Name:  Mark L. Bibi
                                          Title: Secretary and General Counsel



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                                  Exhibit Index


          Exhibit No.

          10.1 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Andrew Baker. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)

          10.2 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Brian Cass. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)

          10.3 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Julian Griffiths. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)

          10.4 Stock Option Agreement, dated as of December 6, 2006, by and between LSR and Mark Bibi. (Incorporated by reference to the Form 8-K filed on December 8, 2006.)